UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 17, 2010

SMF ENERGY CORPORATION
(Exact name of registrant as specified in its charter)

DELAWARE	000-21825	65-0707824
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

200 W. Cypress Creek Rd., Suite 400	Fort Lauderdale, Florida	33309
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:      (954) 308-4200

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02  Results of Operations and Financial Condition.

On February 17, 2010, SMF Energy Corporation issued a press release reporting its operating results for the second quarter ended December 31, 2009.  A copy of this press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

The information in this Form 8-K, including the information set forth in Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01  Financial Statements and Exhibits

(d)           Exhibits

Exhibit No.	Description

99.1	Press release of SMF Energy Corporation dated February 17, 2010, announcing earnings for the quarter ended December 31, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 17, 2010	SMF ENERGY CORPORATION

	By:	/s/ Richard E. Gathright
Richard E. Gathright, Chief Executive
Officer and President

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION
99.1	Press release of SMF Energy Corporation dated February 17, 2010, announcing earnings for the quarter ended December 31, 2009.